$163,350,000 Offered (approximate)


                                (LOGO OMITTED)

                                  O R I G E N
                              WE START WITH YOU


                            Origen Financial, Inc.
                  (formerly known as, Dynex Financial, Inc.)
                              Seller and Servicer









         Origen Manufactured Housing Contract Senior/Subordinate Asset
                      Backed Certificates, Series 2001-A



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                                                               LEHMAN BROTHERS



                        TERM SHEET DATED March 12, 2001

            Origen Manufactured Housing Contract Senior/Subordinate
                   Asset Backed Certificates, Series 2001-A
                          $163,350,000 (Approximate)
                              Subject to Revision

Seller and Servicer      Origen Financial, Inc. (formerly known as,
                         Dynex Financial, Inc.)

Backup Servicer          Vanderbilt Mortgage and Finance, Inc.

Trustee                  LaSalle Bank National Association, Chicago, IL

Underwriter              Lehman Brothers




OFFERED CERTIFICATES*:


-------------------------------------------------------------------------------------------------
                                                                 WAL at           Exp. Final
                   Amount         Ratings (Moody's/Fitch)       150% MHP           Maturity
-------------------------------------------------------------------------------------------------
To Call
    A-1           $32,200,000            Aaa/AAA                  0.95              04/2003
    A-2             8,000,000            Aaa/AAA                  2.32              11/2003
    A-3            10,400,000            Aaa/AAA                  3.00              08/2004
    A-4            35,000,000            Aaa/AAA                  5.00              07/2008
    A-5            23,400,000            Aaa/AAA                  10.01             08/2014
    A-6**          18,050,000            Aaa/AAA                  17.07             09/2020
    M-1            14,437,500             Aa2/AA                  11.98             09/2020
    M-2            12,787,500              A2/A                   11.98             09/2020
    B-1             9,075,000            Baa2/BBB                 11.98             09/2020


To Maturity
    A-6**          18,050,000            Aaa/AAA                  17.53             06/2023
    M-1            14,437,500             Aa2/AA                  12.09             12/2022
    M-2            12,787,500              A2/A                   12.09             12/2022
    B-1             9,075,000            Baa2/BBB                 12.09             12/2022

------------------------------------------------------------------------------------------------
Total Balance    $163,350,000
------------------------------------------------------------------------------------------------


*   All Offered Certificates are priced to a 10% call.
** In the event that the cleanup call is not exercised, the pass-through rate on Class A-6 will increase by 0.50%.



FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



                                                               LEHMAN BROTHERS




CUT-OFF DATE:                  January 31, 2001 for the Initial Contracts and
                               March 2, 2001 for the Additional Contracts. For each Subsequent Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:                  Week of March 19, 2001

EXP. SETTLEMENT/
CLOSING DATE:                  March 28, 2001

ASSUMED FINAL
DISTRIBUTION DATE:             March 1, 2032

REMITTANCE DATE:               The 15th day of each month (or if such 15th day
                               is not a business day, the next succeeding business day), commencing in April 2001.

OTHER CERTIFICATES:            In addition to the Offered Certificates, the
                               Class X and Class R Certificates will also be issued. The Class X Certificates are interest-only Certificates and the Class R
                               Certificates are residual Certificates. The
                               Class X and Class R Certificates will be retained by an affiliate of Origen Financial, Inc. The Class X and Class R Certificates will be fully subordinated to the Offered
                               Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2 and Class B-1 Certificates are not SMMEA eligible.

TAX STATUS:                    REMIC election.

OPTIONAL PURCHASE/
AUCTION: 10% cleanup call or auction sale subject to certain requirements if call is not exercised.

STEP-UP COUPON:                In the event that the cleanup call is not
                               exercised, the pass-through rate on Class A-6 will increase by 0.50%.

THE CONTRACT POOL:             On the Closing Date, the Trust expects to
                               purchase (i) manufactured housing contracts having an aggregate principal balance of approximately $98,093,067.29 as of the Cut-off
                               Date (the "Initial Contracts") and (ii)
                               additional manufactured housing contracts (the
                               "Additional Contracts").

PRE-FUNDING ACCOUNT:           On the Closing Date, a portion of the proceeds
                               from the sale of the Certificates (the
                               "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the
                               "Pre-Funding Account") and used by the Trust to purchase additional contracts (the "Subsequent
                               Contracts") during a period (not longer than 90
                               days) following the Closing Date (the
                               "Pre-Funding Period") for inclusion in the Contract Pool. The Subsequent Contracts will not exceed 25% of the original principal balance of the Offered Certificates. The
                               Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A
                               Certificateholders, as further specified in the Prospectus Supplement, on the next Remittance
                               Date.

DELAY DAYS:                    No delay on bonds.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS


INITIAL CREDIT
ENHANCEMENT:                   Class A     23.00% subordination (Class M-1,
                                           Class M-2, Class B-1 and
                                           overcollateralization) and Excess
                                           Spread

                               Class M-1   14.25% subordination (Class M-2,
                                           Class B-1, and overcollateralization)
                                           and Excess Spread

                               Class M-2   6.50% subordination (Class B-1 and
                                           overcollateralization) and Excess
                                           Spread

                               Class B-1   1.00% subordination
                                           (overcollateralization) and Excess
                                           Spread

                               There will be initial overcollateralization of approximately 1.0% building to 4.5% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                               The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, the Backup Servicing Fee to the Backup Servicer, and the Trustee Fee to the Trustee for such Remittance Date, until the principal balance of the contracts less the principal balance of the certificates equals 4.5% of the sum of (i) the aggregate Cut-Off Date principal balance of contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement. If the overcollateralization amount is reduced by losses on the contracts, as described herein and in the Prospectus and Prospectus Supplement, the Amount Available after paying expenses of the trust and current distributions of principal and interest to the Certificateholders will be applied as an accelerated payment of principal to the Certificates to restore the overcollateralization amount to its prior level.


DISTRIBUTIONS:                 Certificateholders will be entitled to receive
                               on each Remittance Date commencing in April
                               2001, to the extent that the Amount Available in the Distribution Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus
                               Supplement. The Amount Available on each
                               Remittance Date generally includes the sum of
                               (i) payments on the Contracts due and received during the related Due Period and (ii) prepayments and other unscheduled collections received during the related Due Period.

                               The Amount Available in the Distribution
                               Account with respect to any Remittance Date will be applied first to the payment of the Servicing Fee, the Backup Servicing Fee, and Trustee Fee and then to interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, then to a deposit of amounts to the trustee reimbursement account (if required, and to be no greater than $10,000 on a given Remittance Date), and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below.

                               The "Due Period" with respect to all Remittance Dates other than the Remittance Date in April 2001, is the calendar month preceding the month in which the Remittance Date occurs.

                               With respect to the Remittance Date in April
                               2001, the Due Period for the Initial Contracts is the period from and including February 1, 2001 to and including March 31, 2001, and for the Additional Contracts is the period from and including March 2, 2001 to and including March 31, 2001. As a result, the principal component payable to Certificateholders on the first Remittance Date may be larger than is typical because there will be multiple payments due on some of the Contracts.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS


INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                  Interest will be distributed (1) first to each
                               of the Class A-1, Class A-2, Class A-3, Class
                               A-4, Class A-5, and Class A-6 Certificates pro-rata, (2) then to the Class M-1
                               Certificates, (3) then to the Class M-2
                               Certificates and (4) then to the Class B-1
                               Certificates. Interest on the outstanding Class
                               A Principal Balance, Class M-1 Adjusted
                               Principal Balance, Class M-2 Adjusted Principal
                               Balance, and Class B-1 Adjusted Principal
                               Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance
                               Date on which interest has been paid, to but excluding the following Remittance Date.

                               Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                               The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                               The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                               The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                               In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of the Servicing Fee, Backup Servicing Fee, Trustee Fee, and interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. (For this purpose, all Class A Certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.


PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                  After the payment of all interest distributable
                               to the Class A, Class M-1, Class M-2, and Class
                               B-1 Certificateholders, and deposit of amounts to the trustee reimbursement account (if required, and to be no greater than $10,000 on a given Remittance Date), principal will be distributable in the following manner:

                               On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificateholders.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS




                               The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                               The Class M-1 Percentage of the Formula
                               Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or
                               (ii) the Class M-1 Distribution Test is
                               satisfied.

                               The Class M-1 Percentage for any Remittance
                               Date will equal (a) zero, if the Class A
                               Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any,
                               (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                               The Class M-1 Distribution Test will be
                               satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 46.3750%.

                               The Class M-2 Percentage of the Formula
                               Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                               The Class M-2 Percentage for any Remittance
                               Date will equal (a) zero, if the Class A
                               Principal Balance and Class M-1 Principal
                               Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any,
                               (ii) the Class M-1 Principal Balance, if any,
                               (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                               The Class M-2 Distribution Test will be
                               satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 31.0625%.

                               The Class B Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                               The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

                               The Class B Distribution Test will be satisfied if each of the following tests is satisfied:
                               (i) the Remittance Date occurs in or after April 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the Class B Principal Balance plus the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 17.5000%.

PURCHASE OPTION; AUCTION SALE:  Commencing on the first Remittance Date when the aggregate scheduled principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the initial and additional contracts plus the original pre-funded amount, the Servicer will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.

                                If the Servicer does not exercise this
                                purchase option, then on the next Remittance
                                Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee, Backup Servicing Fee, and Trustee Fee will be used to make additional payments of principal to the Class M-1, Class M-2, and Class B-1 Certificates pro rata based on the then outstanding principal balance of such Certificates, and then once the balance of the Class M-1, Class M-2, and Class B-1 Certificates have been reduced to zero, pro rata among the Class A Certificates based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Servicer's purchase option will expire upon the trustee's acceptance of a qualifying bid.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS



LOSSES ON LIQUIDATED
CONTRACTS:                     If Net Liquidation Proceeds from Liquidated
                               Contracts in the respective Due Period are less than the Principal Balance of such Liquidated
                               Contracts, the shortfall amount will be
                               absorbed by the excess interest otherwise distributable to the Class X
                               Certificateholders. If Liquidation Losses exceed the amount of excess interest referred to in the preceding sentence, any such excess will be applied first as a reduction in the Overcollateralization Amount (until such amount is reduced to zero) and then sequentially to each of the Class B-1, Class M-2 and Class M-1
                               Certificates, in that order, as a reduction of their Adjusted Certificate Principal Balances, until each such Class' Adjusted Certificate
                               Principal Balance has been reduced to zero.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS





                 MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 59% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Origen Financial, Inc. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


               THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

          ------------------------------- ---------------------------
          Number of Contracts:                              2,394
          Balance of Contracts:                    $98,093,067.29
          Wgt. Avg. Contract Rate:                        11.763%
          Range of Rates:                        8.750% - 16.000%
          Wgt. Avg. Orig. Maturity:                           330
          Wgt. Avg. Rem. Maturity:                            327
          Avg. Current Balance:                        $40,974.55
          Wgt. Avg. LTV:                                   88.14%
          Wgt. Avg. FICO Score:                               682
          New/Used:                               88.52% / 11.48%
          Park/Private:                           32.01% / 67.99%
          Single-wide/Multi-wide:                 28.04% / 71.96%
          Conventional:                                    98.73%
          Land/Home:                                        1.27%
          FHA/VA:                                             N/A
          ------------------------------- ---------------------------



                                       YEARS OF ORIGINATION OF INITIAL CONTRACTS

--------------------------------------------------------------------------------------------------------------
                       Number of Contracts       Aggregate Principal         % of Contracts by Outstanding
                        as of the Cut-Off     Balance Outstanding as of       Principal Balance as of the
  Origination Year             Date               the Cut-Off Date                 Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
        1997                   10                   $280,066.38                          0.29%
        1998                   20                    678,488.76                          0.69
        1999                   58                  2,005,580.62                          2.04
        2000                2,306                 95,128,931.53                         96.98
--------------------------------------------------------------------------------------------------------------
       Total:               2,394                $98,093,067.29                        100.00%
--------------------------------------------------------------------------------------------------------------
(1) Percentages may not add to 100% due to rounding.





                                            CONTRACT RATE OF INITIAL CONTRACTS

--------------------------------------------------------------------------------------------------------------
                            Number of          Aggregate Principal          % of Contracts by Outstanding
                         Contracts as of    Balance Outstanding as of       Principal Balance as of the
 Contract Rate          the Cut-Off Date         the Cut-Off Date                 Cut-Off Date(1)
---------------------------------------------------------------------------------------------------------------
 8.000  -  8.999                 4                    $294,184.09                          0.30%
 9.000  -  9.999                37                   1,928,522.46                          1.97
10.000  -  10.999              563                  28,373,174.25                         28.92
11.000  -  11.999              745                  32,041,846.97                         32.66
12.000  -  12.999              599                  21,827,394.75                         22.25
13.000  -  13.999              320                  10,262,733.23                         10.46
14.000  -  14.999              107                   2,908,441.49                          2.96
15.000  -  15.999               18                     434,856.87                          0.44
16.000  -  16.999                1                      21,913.18                          0.02
---------------------------------------------------------------------------------------------------------------
     Total:                  2,394                 $98,093,067.29                        100.00%
---------------------------------------------------------------------------------------------------------------
(1)   Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS




                                      GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

--------------------------------------------------------------------------------------------------------------
                            Number of          Aggregate Principal          % of Contracts by Outstanding
                         Contracts as of    Balance Outstanding as of       Principal Balance as of the
 States                 the Cut-Off Date         the Cut-Off Date                 Cut-Off Date(1)
---------------------------------------------------------------------------------------------------------------
Texas                          547               $23,274,821.85                         23.73%
Georgia                        164                 7,291,723.80                          7.43
North Carolina                 170                 7,003,716.10                          7.14
Michigan                       162                 6,401,462.57                          6.53
Alabama                        131                 5,116,992.25                          5.22
South Carolina                 126                 5,054,129.26                          5.15
Florida                         99                 4,289,473.32                          4.37
Mississippi                    116                 4,167,358.53                          4.25
California                      64                 4,122,269.74                          4.20
Kentucky                       111                 3,598,806.64                          3.67
West Virginia                   95                 3,524,773.41                          3.59
Tennessee                       89                 3,382,454.36                          3.45
Ohio                            71                 2,615,223.01                          2.67
Indiana                         67                 2,175,089.93                          2.22
Oklahoma                        52                 2,169,101.72                          2.21
Arizona                         44                 2,129,513.64                          2.17
Virginia                        50                 1,959,401.90                          2.00
Arkansas                        47                 1,855,897.34                          1.89
New Mexico                      36                 1,697,898.54                          1.73
Missouri                        38                 1,266,528.42                          1.29
Washington                      18                   884,960.91                          0.90
Oregon                          15                   820,709.64                          0.84
Colorado                        16                   752,706.14                          0.77
Idaho                           16                   639,161.19                          0.65
Maryland                        11                   503,006.33                          0.51
Kansas                           9                   275,168.23                          0.28
Minnesota                        5                   229,817.39                          0.23
New York                         6                   229,617.28                          0.23
Pennsylvania                     4                   209,289.16                          0.21
Illinois                         7                   174,323.34                          0.18
Delaware                         2                    96,615.66                          0.10
Nevada                           2                    77,425.90                          0.08
Iowa                             2                    49,876.42                          0.05
Montana                          1                    35,998.10                          0.04
Vermont                          1                    17,755.27                          0.02
-------------------------------------------------------------------------------------------------------------
          Total:             2,394               $98,093,067.29                        100.00%
-------------------------------------------------------------------------------------------------------------
(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS



                              DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

--------------------------------------------------------------------------------------------------------------
                                Number of          Aggregate Principal               % of Contracts by
  Original Contract          Contracts as of     Balance Outstanding as       Outstanding Principal Balance
  Amount (in Dollars)       the Cut-Off Date       of the Cut-Off Date           as of the Cut-Off Date(1)
--------------------------------------------------------------------------------------------------------------
      0.01 -    10,000.00        8               $    67,342.76                          0.07%
 10,000.01 -    20,000.00      177                 2,824,006.45                          2.88
 20,000.01 -    30,000.00      467                11,955,323.52                         12.19
 30,000.01 -    40,000.00      588                20,434,520.68                         20.83
 40,000.01 -    50,000.00      482                21,426,817.62                         21.84
 50,000.01 -    60,000.00      376                20,527,974.91                         20.93
 60,000.01 -    70,000.00      196                12,570,136.62                         12.81
 70,000.01 -    80,000.00       61                 4,493,903.50                          4.58
 80,000.01 -    90,000.00       19                 1,576,059.87                          1.61
 90,000.01 -   100,000.00        9                   851,893.69                          0.87
100,000.01 -   110,000.00        5                   521,565.76                          0.53
110,000.01 -   120,000.00        1                   111,067.31                          0.11
140,000.01 -   150,000.00        3                   430,205.40                          0.44
150,000.01 -   160,000.00        2                   302,249.20                          0.31
-------------------------------------------------------------------------------------------------------------
        Total:               2,394               $98,093,067.29                        100.00%
-------------------------------------------------------------------------------------------------------------
(1)  Percentages may not add to 100% due to rounding.







                        DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

--------------------- -------------------- -------------------------- -----------------------------------
                           Number of          Aggregate Principal         % of Contracts by Outstanding
Loan to Value           Contracts as of     Balance Outstanding as             Principal Balance
    Ratio              the Cut-Off Date       of the Cut-Off Date           as of the Cut-Off Date(1)
---------------------------------------------------------------------------------------------------------
25.01 - 30.00                    4                   $92,413.69                          0.09%
30.01 - 35.00                    2                    16,575.71                          0.02
35.01 - 40.00                    4                    48,102.62                          0.05
40.01 - 45.00                    6                   102,127.82                          0.10
45.01 - 50.00                    8                   168,547.02                          0.17
50.01 - 55.00                    9                   205,978.55                          0.21
55.01 - 60.00                   17                   503,984.80                          0.51
60.01 - 65.00                   29                   897,182.45                          0.91
65.01 - 70.00                   22                   681,894.33                          0.70
70.01 - 75.00                   39                 1,465,503.64                          1.49
75.01 - 80.00                  351                13,178,727.01                         13.43
80.01 - 85.00                  314                11,902,449.41                         12.13
85.01 - 90.00                  819                36,417,437.57                         37.13
90.01 - 95.00                  765                32,256,163.96                         32.88
95.01 - 100.00                   5                   155,978.71                          0.16
---------------------------------------------------------------------------------------------------------
   Total:                    2,394               $98,093,067.29                        100.00%
---------------------------------------------------------------------------------------------------------
(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS




                           REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

--------------------------------------------------------------------------------------------------------------
                         Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                          as of the Cut-Off    Balance Outstanding as of            Principal Balance
  Months Remaining              Date                the Cut-Off Date             as of the Cut-Off Date(1)
--------------------------------------------------------------------------------------------------------------
      31  -   60                 3                  $22,298.41                           0.02%
      61  -   90                23                  369,503.13                           0.38
      91  -   120               69                1,459,515.34                           1.49
     121  -   150               11                  196,336.84                           0.20
     151  -   180              151                4,120,147.58                           4.20
     211  -   240              275                8,188,722.53                           8.35
     241  -   270               14                  513,814.04                           0.52
     271  -   300              328               10,810,401.80                          11.02
     331  -   360            1,520               72,412,327.62                          73.82
-------------------------------------------------------------------------------------------------------------
       Total:                2,394               $98,093,067.29                        100.00%
-------------------------------------------------------------------------------------------------------------
(1) Percentages may not add to 100% due to rounding




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS







                                                       PREPAYMENT SENSITIVITIES


                                                                *Pricing Speed*
                        100% MHP              125% MHP              150% MHP             175% MHP              200% MHP
                      WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity
                   ------------------     ----------------     -----------------     -----------------     ----------------
To Call
A-1                 1.27      01/2004     1.08     08/2003     0.95      04/2003     0.84      01/2003     0.76     11/2002
A-2                 3.20      11/2004     2.68     04/2004     2.32      11/2003     2.05      07/2003     1.84     04/2003
A-3                 4.18      12/2005     3.49     03/2005     3.00      08/2004     2.64      03/2004     2.36     11/2003
A-4                 6.96      04/2011     5.83     09/2009     5.00      07/2008     4.39      08/2007     3.91     12/2006
A-5                13.52      10/2018     11.55    06/2016     10.01     08/2014     8.82      01/2013     7.87     10/2011
A-6                21.30      10/2024     19.11    10/2022     17.07     09/2020     15.30     10/2018    13.78     02/2017
M-1                15.51      10/2024     13.59    10/2022     11.98     09/2020     10.61     10/2018     9.48     02/2017
M-2                15.51      10/2024     13.59    10/2022     11.98     09/2020     10.61     10/2018     9.48     02/2017
B-1                15.51      10/2024     13.59    10/2022     11.98     09/2020     10.61     10/2018     9.48     02/2017

To Maturity
A-6                21.69      03/2027     19.54    05/2025     17.53     06/2023     15.76     07/2021    14.23     11/2019
M-1                15.61      10/2026     13.70    12/2024     12.09     12/2022     10.72     01/2021     9.58     04/2019
M-2                15.61      10/2026     13.70    12/2024     12.09     12/2022     10.72     01/2021     9.58     04/2019
B-1                15.61      10/2026     13.70    12/2024     12.09     12/2022     10.72     01/2021     9.58     04/2019





                        250% MHP              300% MHP
                      WAL/Maturity          WAL/Maturity
                   ------------------     ----------------
To Call
A-1                 0.64     08/2002      0.56     05/2002
A-2                 1.53     12/2002      1.31     09/2002
A-3                 1.96     06/2003      1.68     02/2003
A-4                 3.15     08/2005      2.67     10/2004
A-5                 6.16     08/2009      4.70     10/2007
A-6                11.22     06/2014      9.13     05/2012
M-1                 8.09     06/2014      7.30     05/2012
M-2                 8.09     06/2014      7.30     05/2012
B-1                 8.09     06/2014      7.30     05/2012

To Maturity
A-6                11.60     12/2016      9.44     09/2014
M-1                 8.20     07/2016      7.42     06/2014
M-2                 8.20     07/2016      7.42     06/2014
B-1                 8.20     07/2016      7.42     06/2014

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                               LEHMAN BROTHERS

The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.




                                      ADDITIONAL CONTRACTS

-------------------------------------------------------------------------------------------------
                Aggregate Principal        Wtd. Avg.           Wtd. Avg.           Wtd. Avg.
  Pool ID       Balance Outstanding      Original Term      Remaining Term       Contract Rate
-------------------------------------------------------------------------------------------------
     A                $932,175.28             120                 120               12.160
     B                 981,232.17             180                 180               11.982
     C               1,280,039.70             240                 240               12.150
     D               1,869,110.57             300                 300               12.483
     E              21,006,874.98             360                 360               11.516
-------------------------------------------------------------------------------------------------
                   $26,069,432.71             334                 334               11.657
-------------------------------------------------------------------------------------------------




                                      SUBSEQUENT CONTRACTS

-------------------------------------------------------------------------------------------------
                Aggregate Principal        Wtd. Avg.           Wtd. Avg.           Wtd. Avg.
  Pool ID       Balance Outstanding      Original Term      Remaining Term       Contract Rate
-------------------------------------------------------------------------------------------------
     A              $1,460,243.06             120                 120               12.160
     B               1,537,090.17             180                 180               11.982
     C               2,005,169.11             240                 240               12.150
     D               2,927,942.62             300                 300               12.483
     E              32,907,055.04             360                 360               11.516
-------------------------------------------------------------------------------------------------
                   $40,837,500.00             334                 334               11.657
-------------------------------------------------------------------------------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.